Exhibit 99.1

Riverbed Completes Acquisition of Mazu Networks

Deal Adds Enterprise-wide Network and Application Visibility and Analysis to Riverbed’s Award-winning Line of WAN Optimization Solutions; Mazu Products Renamed Cascade

SAN FRANCISCO—February 20, 2009—Riverbed Technology (NASDAQ: RVBD), the IT infrastructure performance company for networks, applications and storage, today announced that it has completed its acquisition of Mazu Networks. Riverbed also announced that it has appointed Mazu CEO Paul Brady to run the Riverbed Application Intelligence Business Unit.

The acquisition of Mazu allows Riverbed to meet enterprise and service provider customer demands by extending its suite of WAN optimization products to include global application performance reporting and analytics. The Mazu products, which have been renamed Cascade, analyze network traffic to provide valuable information about the interactions of and dependencies between users, applications and systems. As a result, Riverbed will now be able to deliver to its enterprise and service provider customers faster, smarter and more efficient IT infrastructure performance solutions.

“Riverbed has become the leading IT infrastructure performance company by delivering the benefits of speed, scale and simplicity to thousands of customers around the world, and WAN optimization will continue to be the primary driver of our ongoing success,” said Eric Wolford, senior vice president, marketing and business development. “Riverbed Cascade appliances provide scale to our customers’ ability to monitor the optimization and performance of their key applications and allow us to deliver simplicity in the analysis and reporting of that information across a customer’s entire environment.”

Forward Looking Statements

This press release contains forward-looking statements, including statements relating to the benefits expected to be provided to Riverbed and its business by the acquisition, statements of the plans, strategies and objectives of management for future operations, statements relating to the expected demand for Riverbed’s products and services, and statements relating to Riverbed’s ability to meet the needs of distributed organizations. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results or outcomes to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results or outcomes to differ materially from those expressed or implied by such forward-looking statements include the inability to successfully integrate the Mazu business or product lines with our own. In addition, our results and actual outcomes are subject to other risks and uncertainties that relate more broadly to our overall business, including our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our distribution partners; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Riverbed’s business are set forth in our Form 10-Q filed with the SEC on October 30, 2008. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Any future product, feature or related specification that may be referenced in this release are for information purposes only and are not commitments to deliver any technology or enhancement. Riverbed reserves the right to modify future product plans at any time.

About Riverbed

Riverbed Technology is the IT infrastructure performance company. The Riverbed family of wide area network (WAN) optimization solutions liberates businesses from common IT constraints by increasing application performance, enabling consolidation, and providing enterprise-wide network and application visibility – all while eliminating the need to increase bandwidth, storage or servers. Thousands of companies with distributed operations use Riverbed to make their IT infrastructure faster, less expensive and more responsive. Additional information about Riverbed (NASDAQ: RVBD) is available at www.riverbed.com.

Riverbed Technology, Riverbed, Steelhead, RiOS, Interceptor, Think Fast, the Riverbed logo, Mazu, Profiler and Cascade are trademarks or registered trademarks of Riverbed Technology, Inc. All other trademarks used or mentioned herein belong to their respective owners.

MEDIA CONTACT

Kristalle Ward

Riverbed Technology

415-247-8140

kristalle.ward@riverbed.com

INVESTOR RELATIONS CONTACT

Renee Lyall

Riverbed Technology

415-247-6353

Renee.Lyall@riverbed.com

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